February 27, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	UBS Life Insurance Company USA Separate Account
File No. 811-07536
Filing Under Rule 30b2-1

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund Inc).

Pursuant to Rule 30b2-1 under the Act, the AB Variable Products Series Fund, Inc. (811-05398) is required to file with the Commission its annual report for the year ended December 31, 2019. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Vanessa Friedhoff
Vanessa Friedhoff
Secretary

cc: Frederick R. Bellamy, Esq.

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549